Palmer Square SSI Alternative Income Fund
A series of Investment Managers Series Trust

Supplement dated May 2, 2014, to the
Prospectus dated August 1, 2013

Palmer Square Capital Management LLC, the advisor to the Palmer Square SSI Alternative Income Fund, has a new address.  All references in the Prospectus to the advisor’s principal address are hereby replaced with:

2000 Shawnee Mission Parkway, Suite 300
Mission Woods, KS 66205.

The following replaces the first paragraph in the section titled “DIVIDENDS AND DISTRIBUTIONS” in the Fund’s Prospectus:

The Fund will make distributions of net investment income semi-annually and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Please file this Supplement with your records.